Exhibit 10.23(b)

ASSIGNMENT AND ASSUMPTION
AND FIRST AMENDMENT TO CREDIT AGREEMENT

This ASSIGNMENT AND ASSUMPTION AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of June 30, 2008 (the “Amendment Effective Date”), among EQUITABLE RESOURCES, INC., a Pennsylvania corporation formed in 1926 (the “Existing Borrower”), EQUITABLE RESOURCES, INC., a Pennsylvania corporation formed in 2008 (the “New Borrower”) and BANK OF AMERICA, N.A., as administrative agent for the Lenders as defined in the Credit Agreement hereinafter referenced (in such capacity, the “Administrative Agent”).

WHEREAS, the Existing Borrower, the Administrative Agent, Bank of America, N.A. as Swing Line Lender and as a L/C Issuer, JPMorgan Chase Bank, N.A. as Syndication Agent and as a L/C Issuer, and the Lenders and other agents named therein are parties to that certain Credit Agreement dated as of October 27, 2006 (the “Credit Agreement”); and

WHEREAS, the Existing Borrower and the New Borrower have implemented Restructuring Alternative No. 2 as defined in the Credit Agreement and as contemplated by Section 10.22 of the Credit Agreement, and the parties are entering into this Amendment pursuant to Section 10.22(c)(iii) of the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

SECTION 1.           Definitions.  Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.  For purposes of this Amendment, the term “Loan Documents” shall also include the Issuer Documents.  “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.  The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.

SECTION 2.           Assignment and Assumption; Release of Existing Borrower. Effective as of the Amendment Effective Date (a)  Existing Borrower hereby assigns to New Borrower, and New Borrower hereby assumes from Existing Borrower, all of Existing Borrower’s rights and obligations under the Credit Agreement and the other Loan Documents including, without limitation, all such rights and obligations arising prior to the Amendment Effective Date; (b) Existing Borrower is released from all obligations arising under the Credit Agreement and the other Loan Documents; and (c) Existing Borrower shall no longer have the rights of the “Borrower” under the Credit Agreement and the other Loan Documents.

SECTION 3.           Amendments to Credit Agreement and other Loan Documents.  Effective as of the Amendment Effective Date, the Credit Agreement and each other Loan Document is hereby amended as follows:  the “Borrower” shall be Equitable Resources, Inc., a Pennsylvania corporation formed in 2008 instead of Equitable Resources, Inc., a Pennsylvania corporation formed in 1926.

SECTION 4.           Conditions to Amendment Effective Date.

(a)           This Amendment shall be effective on the Amendment Effective Date, subject to satisfaction of the following conditions precedent:

(i)            the Administrative Agent shall have received counterparts of this Amendment, executed by the Borrower; and

(ii)           the conditions precedent set forth in Sections 10.22(c)(i), (ii), (iv), (v) and (vi) of the Credit Agreement shall have been satisfied.

SECTION 5.           Acknowledgment and Ratification.  Each of New Borrower and Existing Borrower agrees and acknowledges that the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of the “Borrower” under the Loan Documents, which Loan Documents shall remain in full force and effect.

SECTION 6.           Existing Borrower’s and New Borrower’s Representations and Warranties.

(a)           Existing Borrower represents and warrants to the Administrative Agent and the Lenders that as of the date of its execution of this Amendment and before giving effect to the assignment, assumption and amendments herein contained, (i) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 6(a) the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) no Default or Event of Default exists; and

                New Borrower represents and warrants to the Administrative Agent and the Lenders that after giving effect to the assignment, assumption and amendments herein contained, (i) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 6(a) the representations and warranties contained in subsections (a) and (b) of Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) no Default or Event of Default exists.

(b)           Each of Existing Borrower and New Borrower represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate action, and do not and will not contravene the terms of any of its organizational documents or any Law or any indenture or loan or credit agreement or any other material agreement or instrument to which it is a party or by which it is bound or to which it or its properties are subject.

(c)           Each of Existing Borrower and New Borrower represents and warrants to the Administrative Agent and the Lenders that no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other person are necessary for the execution, delivery or performance by it of this Amendment or for the validity or enforceability thereof, except as have been completed or obtained and are in full force and effect on the date hereof.

(d)           New Borrower represents and warrants to the Administrative Agent and the Lenders that no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other person are necessary for the borrowing by New Borrower of the full amount of the Commitments, other than routine filings with the SEC and/or other Governmental Authorities.

(e)           Each of Existing Borrower and New Borrower represents and warrants to the Administrative Agent and the Lenders that this Amendment constitutes the legal, valid and binding obligations of such entity, enforceable against such entity in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity).

(f)            Each of Existing Borrower and New Borrower represents and warrants to the Administrative Agent and the Lenders that New Borrower is New Parent Co. as defined in the Credit Agreement.

SECTION 7.           Payment of Attorney Costs.  New Borrower agrees to pay the reasonable Attorney Costs of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and any other documents executed or delivered in connection herewith.

SECTION 8.           Effect of Amendment.

(a)             This Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any other Loan Document or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement or the other Loan Documents, as amended by this Amendment.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same.  The Credit Agreement and the other Loan Documents, as amended hereby, shall continue in full force and effect.

(b)             From and after the Amendment Effective Date, (i) each reference in the Credit Agreement, including the schedules and exhibits thereto, and the other documents and Loan Documents delivered in connection therewith to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement or the applicable document or Loan Document as amended hereby, and (ii) each reference in the Credit Agreement, including the schedules and exhibits thereto, the Notes, and the other documents and Loan Documents delivered in connection therewith, to “Equitable Resources, Inc.” (except for those references in Section 10.22 of the Credit Agreement and those references in certificates, financial statements, notices and other correspondence dated prior to the Amendment Effective Date) shall be deemed to be and shall be a reference to “Equitable Resources, Inc., a Pennsylvania corporation formed in 2008”.

SECTION 9.               Miscellaneous.  This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law.  The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart.  This Amendment, and any documents required or requested to be delivered pursuant to Section 4 hereof, may be delivered by facsimile transmission of the relevant signature pages hereof and thereof, as applicable.  This Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 10.             Entire Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS (EACH AS AMENDED BY THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE

OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

EXISTING BORROWER:

EQUITABLE RESOURCES, INC., a Pennsylvania
corporation formed in 1926

By:	/s/ James E. Crockard, III
Name:	James E. Crockard
Title:	Treasurer

NEW BORROWER:

EQUITABLE RESOURCES, INC., a Pennsylvania
corporation formed in 2008

By:	/s/ Philip P. Conti
Name:	Philip P. Conti
Title:	Senior Vice President and Chief Financial
Officer

[Signature Page to Assignment and Assumption and First Amendment to

Equitable Resources, Inc. Revolving Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ronald E. McKaig
Ronald E. McKaig
Senior Vice President

[Signature Page to Assignment and Assumption and First Amendment to

Equitable Resources, Inc. Revolving Credit Agreement]